March 1, 2019

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

RE:	Nationwide VA Separate Account—C (“Registrant”)
File No. 811-07908
Rule 30b2-1 Filing under the Investment Company Act of 1940 (“1940 Act”)

Members of the Commission:

On behalf of Nationwide Life and Annuity Insurance Company and Nationwide VA Separate Account—C, we hereby acknowledge that the annual reports for the following underlying funds for the period ended December 31, 2018, have been submitted to contract owners. This filing is made pursuant to Rule 30b2-1(b).

Some of the funds included in each Fund Company’s annual report filing may not be available under every contract offered by the Registrant. We understand that the Fund Companies have filed (or will file) these reports with the Commission and, to the extent necessary, we incorporate these filings by reference.

Fund Company	CIK Code
Fidelity Variable Insurance Products Fund—VIP Equity-Income Portfolio: Initial Class	0000356494
Fidelity Variable Insurance Products Fund—VIP Overseas Portfolio: Initial Class	0000356494
JPMorgan Insurance Trust—JPMorgan Insurance Trust Core Bond Portfolio: Class 1	0000909221
JPMorgan Insurance Trust—JPMorgan Insurance Trust Mid Cap Value Portfolio: Class 1	0000909221
JPMorgan Insurance Trust—JPMorgan Insurance Trust U.S. Equity Portfolio: Class 1	0000909221
Nationwide Variable Insurance Trust—NVIT Cardinal(SM) Balanced Fund: Class II	0000353905
Nationwide Variable Insurance Trust—NVIT Cardinal(SM) Capital Appreciation Fund: Class II	0000353905
Nationwide Variable Insurance Trust—NVIT Cardinal(SM) Moderately Aggressive Fund: Class II	0000353905
Nationwide Variable Insurance Trust—NVIT Cardinal(SM) Moderately Conservative Fund: Class II	0000353905
Nationwide Variable Insurance Trust—NVIT Government Money Market Fund: Class I	0000353905
Nationwide Variable Insurance Trust—NVIT International Equity Fund: Class II	0000353905
Nationwide Variable Insurance Trust—NVIT Multi-Manager Mid Cap Growth Fund: Class II	0000353905
Nationwide Variable Insurance Trust—NVIT Multi-Manager Mid Cap Value Fund: Class II	0000353905
Nationwide Variable Insurance Trust—NVIT Nationwide Fund: Class I	0000353905
Nationwide Variable Insurance Trust—NVIT S&P 500 Index Fund: Class II	0000353905

You may direct any questions regarding this filing to the undersigned at {1-614-677-6084} or {Marascc2@Nationwide.com}.

Very truly yours,

/s/ Cathy Marasco
Cathy Marasco
Associate Vice President, Product Management